Filed Pursuant to Rule 497(e)
Registration Nos. 333-133691; 811-21897

MANAGER DIRECTED PORTFOLIOS

Mar Vista Strategic Growth Fund

Supplement Dated December 16, 2016 to the Prospectus dated November 1, 2016

This supplement provides new and additional information beyond that contained in the Prospectus.  It should be retained and read in conjunction with the Prospectus.

On December 13, 2016, the Board of Trustees of Manager Directed Portfolios approved the reorganization of the Mar Vista Strategic Growth Fund (the “Fund”) into the Harbor Strategic Growth Fund (the “Acquiring Fund”), a newly-created series of Harbor Funds.  The Acquiring Fund will have an investment objective and principal investment strategies and limitations that are substantially similar to the investment objective, strategies and limitations of the Fund.  Mar Vista Investment Partners, LLC, the Fund’s investment adviser, will continue to act as investment adviser to the Fund until closing.  After the closing of the reorganization, Harbor Capital Advisors, Inc. will serve as investment adviser to the Acquiring Fund and Mar Vista Investment Partners, LLC will serve as sub-adviser to the Acquiring Fund.

The reorganization was proposed in order to increase distribution opportunities for the Fund and to enhance its potential for asset growth, while maintaining continuity of portfolio management.  Under the terms of the agreement and plan of reorganization approved by the Board of Trustees, the Fund will transfer all of its assets and existing liabilities to the Acquiring Fund in exchange for Institutional Class shares of the Acquiring Fund.  The reorganization will not affect the value of your account in the Fund at the time of the reorganization.  The reorganization is expected to be treated as a tax-free reorganization for U.S. federal tax purposes.

A shareholder meeting for the purpose of voting on the agreement and plan of reorganization is scheduled to be held in February 2017.  Assuming shareholders approve the reorganization, the closing of the reorganization is expected to occur in the first quarter of 2017.   Shareholders of record will receive a prospectus/proxy statement prior to the meeting, which will provide further details about the Acquiring Fund, the meeting and the reorganization.  Fund shareholders may purchase and redeem shares of the Fund in the ordinary course until the last business day before the closing of the reorganization.  Purchase and redemption requests received after that time will be treated as purchase and redemption requests for shares of the Acquiring Fund.

Please retain this supplement for future reference